Exhibit 99.2

                   Media and Entertainment.com
                  (a Development Stage Company)
                   Consolidated Balance Sheet
                          June 30, 2001

                          Matthews
                         Affiliated    Media and
                        Productions    Entertain-
                           , Inc.      ment.com               Pro-forma
                        (California    (Nevada      Adjust-   balance
                           Corp.)        Corp.)     ments

Assets

Current Assets:
 Cash & equivalents                $             $        $        $
                              19,803         1,349        -   21,152
 Marketable securities         9,264             -        -    9,264
 Due from shareholder         15,500             -        -   15,500
 Accounts receivable          38,111             -        -   38,111
 Deposits                      3,173             -        -    3,173
  Total Current Assets        85,851         1,349        -   87,200
                        -----------------------------------------------
Prepaid expenses                   -       117,869        -   117,869


Fixed Assets, net              3,434             -        -    3,434

                                   $             $        $        $
                              89,285       119,218        -   208,503
                        ===============================================

Liabilities and
Stockholders' Equity

Current liabilities:
 Accounts payable                  $             $        $        $
                               4,117        10,000        -   14,117
 Payroll liabilities           5,023             -        -    5,023
  Total current                9,140        10,000        -   19,140
liabilities             -----------------------------------------------

Stockholders' equity:
 Common stock, $0.001          1,000         5,405  (1,000)    5,405
par value,
 20,000,000 shares
authorized,
 5,404,750 shares
issued and
 outstanding as of
6/30/01
 Preferred stock,                  -             -        -        -
$0.001 par value,
 5,000,000 shares
authorized, no shares
 issued and
outstanding
 Additional paid-in           35,031       301,745  (35,031)  301,745
capital
 Subscriptions                     -             -        -        -
receivable
 Retained earnings            44,114     (197,932)    36,031  (117,787)
                         -----------------------------------------------
                              80,145       109,218         -   189,363
                         -----------------------------------------------
                                   $             $         $         $
                              89,285       119,218         -   206,503
                         ===============================================



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                   Media and Entertainment.com
                  (a Development Stage Company)
              Consolidated Statement of Operations
                          June 30, 2001

                           Matthews
                          Affiliated    Media and
                         Productions    Entertain-
                            , Inc.      ment.com               Pro-forma
                         (California    (Nevada      Adjust-   balance
                            Corp.)        Corp.)     ments


Revenue                            $             $         $         $
                             142,539             -         -   142,539

Cost of goods sold            36,914             -         -    36,914
                        ------------------------------------------------
Gross profit                 105,625             -         -   105,625


Expenses:
 General &                    48,485        35,582         -   84,067
administrative expenses
 General &
administrative expenses-
  related party                    -        67,813         -   67,813
 Depreciation                    916             -         -      916
                        -----------------------------------------------
  Total expenses              49,401       103,395         -  152,796
                        -----------------------------------------------
Other income (expense)
 Interest income                 169             -         -      169
                        -----------------------------------------------
Net income (loss)                  $             $         $         $
                              56,393     (103,395)         -  (47,002)
                        ===============================================
Weighted average number
of
 common shares                 1,000         1,000     1,000    1,000
outstanding             ===============================================

Net loss per share                 $             $         $        $
                               56.39      (103.40)         -  (47.00)
                        ===============================================


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